EXIBIT 10.39(a)

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) WOULD BE COMPETIVELY HARMFUL IF PUBLICY DISCLOSED. BRACKETS HAVE BEEN INSERTED WHERE OMITTEED INFORMATION WOULD OTHERWISE APPEAR.

AMENDMENT NO. 1
TO VETO CELL PRODUCTION AND CLINICAL TRIAL PROGRAM AGREEMENT

This Amendment No. 1 to the Veto Cell Production and Clinical Trial Program Agreement (“Amendment”) is made and entered into as of April 4, 2019 by and between Cell Source Limited (“Cell Source”) and The University of Texas M.D. Anderson Cancer Center (“MD Anderson”), a member institution of The University of Texas System (“System”).

RECITALS

A.	Cell Source and MD Anderson entered into a Veto Cell Production and Clinical Trial Program Agreement dated February 19, 2019 (the “Agreement”).

B.	Cell Source and MD Anderson wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:

1.	Exhibit B of the Agreement shall be revised in its entirety with the attached Amended Exhibit B.

2.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, Cell Source and MD Anderson have entered into this Amendment effective as of the date first set forth above.

CELL SOURCE	THE UNIVERSITY OF TEXAS
M.D. ANDERSON CANCER CENTER

By /s/ Itamar Shimrat	By /s/ Nyma Shah
Itamar Shimrat	Name: Nyma Shah
Chief Executive Officer	Title: Director, Research Funding Programs

Date: April 4, 2019	Date: April 19, 2019

Read & Understood:

/s/ Richard Champlin
Dr. Richard Champlin
Principal Investigator

EXIBIT 10.39(a)

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) WOULD BE COMPETIVELY HARMFUL IF PUBLICY DISCLOSED. BRACKETS HAVE BEEN INSERTED WHERE OMITTEED INFORMATION WOULD OTHERWISE APPEAR.

Amended Exhibit B

PAYMENT PLAN

Payment Terms

Payments shall be made by Electronic Funds Transfer via the Automated Clearing House (ACH), which is MD Anderson’s preferred method to receive payments, or by wire or check.  With each payment, Sponsor shall provide the appropriate MD Anderson Research Contracts Tracking Number (RCTS # 56497 and MD Anderson’s invoice number (GRNXXXXXX) if applicable.  To minimize any delays in receiving and applying payments, Sponsor will provide the following information via email transmission to GC_Payments@mdanderson.org at the time payment is issued to MD Anderson:

•	the name of the bank submitting the payment,
•	RCTS number : [ ]
•	amount of the payment,
•	MD Anderson Principal Investigator Richard Champlin MD
•	Sponsor contact name or email regarding Payments
•	Sponsor Protocol number 2018-0221

Electronic Payments (ACH and Wire)
Bank Name:                       JP Morgan Chase Bank, N.A
Bank Address:                  910 Travis
                                            Houston, Texas 77002
Account Name:                Univ of Texas MD Anderson Cancer Center
Account Number:            [          ]
Domestic Banks:              ABA Routing Number: 111000614 (ACH) 021000021 (Wire)
Internal Swift:                   CHASUS33 (international)

Checks should be mailed to:

The University of Texas
MD Anderson Cancer Center
Attn: Grants and Contracts RCTS # 56497
P.O. BOX 4266
Houston, Texas 77210-4266

If Sponsor issues a payment to MD Anderson that combines payments for multiple studies, Sponsor will provide a detail listing including MD Anderson Principal Investigator and the amount of payment for each study via email transmission to GC_Payments@mdanderson.org upon issuing payment to MD Anderson.

EXIBIT 10.39(a)

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) WOULD BE COMPETIVELY HARMFUL IF PUBLICY DISCLOSED. BRACKETS HAVE BEEN INSERTED WHERE OMITTEED INFORMATION WOULD OTHERWISE APPEAR.

EXHIBIT B- BUDGET Funding Agency:	Cell Source Limited
Principal Investigator:	Champlin, Richard
Title:	Role of Veto Cells in Haploidentical Transplantation for Myeloma
Project Dates:	TBD
Protocol(s)	2018-0221	3% increase
Total Patients	[_____]
*

												Year 1			Year 2
Personnel		Base Salary		Cal Mths.		Effort		Salary		Fringe		Total			Total		Grand Total
[	]	[	]	[	]	[[	]	[	]	[	]		[	]	[	]		[	]
[	]	[	]	[	]	[	]	[	]	[	]		[	]	[	]		[	]
[	]	[	]	[	]	[	]	[	]	[	]		[	]	[	]		[	]
[	]	[	]	[	]	[	]	[	]	[	]		[	]	[	]		[	]
[	]	[	]	[	]	[	]	[	]	[	]		[	]	[	]		[	]

Salary Total												$	[	]	$ [	]		[	]
Equipment													$--		$--			--
Consultant Costs												$					$

Total													$--		$--			$--

Supplies

Travel

Total

Patient Care Costs
CTRC Admin Fee

Other Direct Costs

[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]***	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
[	]	$	[________]	$	[_________]	$	[_________]
		$	[________]	$	[_________]	$	[_________]
Total		$	[________]	$	[_________]	$	[_________]

Direct Costs
Indirect Costs [ ]%		$	[________]	$	[_________]	$	[_________]
Total Costs			$1,103,978.68		$811,249.33		$1,915,228.01
***[ ].